Acquisitions and Disposals of Subsidiaries	12 Months Ended
Dec. 31, 2017
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Acquisitions and Disposals of Subsidiaries
6.	ACQUISITIONS AND DISPOSALS OF SUBSIDIARIES

COMBINATION WITH SAB

On 10 October 2016, AB InBev announced the completion of the Belgian Merger and the successful completion of the business combination with the former SABMiller Group (“SAB”).

The combination with SAB was implemented through a series of steps, including the acquisition of SAB by Newbelco, a newly incorporated Belgian company formed for the purposes of the combination with SAB, and completed on 10 October 2016. During the final step of the combination with SAB, former AB InBev merged into Newbelco (the “Belgian Merger”) so that, following completion of the combination with SAB, Newbelco, now named Anheuser-Busch InBev SA/NV, became the new holding company for the Combined Group.

Under the terms of the combination with SAB, each SAB shareholder was entitled to receive GBP 45.00 in cash in respect of each SAB share. The combination with SAB also included a partial share alternative (the “Partial Share Alternative”), under which SAB shareholders could elect to receive GBP 4.6588 in cash and 0.483969 Restricted Shares in respect of each SAB share in lieu of the full cash consideration to which they would otherwise be entitled under the combination with SAB (subject to scaling back in accordance with the terms of the Partial Share Alternative).

On 6 October 2016, Newbelco issued 163 276 737 100 ordinary shares (“Initial Newbelco Shares”) to SAB shareholders through a capital increase of 85 531m euro equivalent to 75.4 billion pound sterling, as consideration for 1 632 767 371 ordinary shares of SAB pursuant to a UK law court-sanctioned scheme of arrangement (the “UK Scheme”). Following completion of the tender offer, AB InBev acquired 102 890 758 014 Initial Newbelco Shares tendered into the Belgian offer. Based on the terms of the UK Scheme, all Initial Newbelco Shares not tendered to AB InBev in the context of the Belgian 0ffer (i.e. 60 385 979 086 Initial Newbelco Shares) were reclassified into 325 999 817 restricted shares, in accordance with the mechanism by which any Initial Newbelco Shares that were retained after closing of the Belgian offer were automatically reclassified and consolidated.

The restricted shares are unlisted, not admitted to trading on any stock exchange, and are subject to, among other things, restrictions on transfer until converted into new ordinary shares. The restricted shares will be convertible at the election of the holder into new ordinary shares on a one-for-one basis with effect from the fifth anniversary of completion of the combination. From completion of the combination, such restricted shares rank equally with the new ordinary shares with respect to dividends and voting rights. Following completion of the combination, AB InBev acquired 105 246 SAB shares from option holders that had not exercised their option rights prior to the completion of the combination for a total consideration of 5m euro. Following this transaction AB InBev owns 100 % of the SAB shares.

The SAB purchase consideration is calculated as follows:

	Newbelco number of shares	Newbelco valuation in million pound sterling	Newbelco valuation in million euro

Tender offer	102 890 758 014	46 301	52 522
Converted to restricted shares	60 385 979 086	29 099	33 009	(i)

	163 276 737 100	75 400	85 531

Total equity value at offer in million euro			85 531
Purchase from option holders			5

Total equity value in million euro			85 536
Total equity value in million US dollar			95 288
Foreign exchange hedges and other			7 848	(ii)

Purchase consideration			103 136
Add: fair market value of total debt assumed			11 870
Less: total cash acquired			(1 198)

Gross purchase consideration			113 808

Notes

(i)	The Restricted Share valuation is based on the valuation of the Newbelco shares that were not tendered into the Belgian Offer and has regard to the share price of former AB InBev of the day of the closing of the combination with SAB, adjusted for the specificities of the Restricted Shares in line with fair value measurement rules under IFRS.
(ii)	During 2015 and 2016, the company entered into derivative foreign exchange forward contracts, as well as other non-derivative items also documented in a hedge accounting relationship, in order to economically hedge against exposure to changes in the U.S. dollar exchange rate for the cash component of the purchase consideration in pound sterling and South African rand. Although these derivatives and non-derivative items were considered to be economic hedges, only a portion of such derivatives could qualify for hedge accounting under IFRS rules. Since inception of the derivative contracts in 2015 and upon the completion of the combination with SAB, 12.3 billion US dollar negative mark-to-market adjustment related to such hedging were recognized cumulatively over 2015 and 2016, of which 7.4 billion US dollar qualified for hedge accounting and was, accordingly, allocated as part of the consideration paid. The settlement of the portion of the derivatives that did not qualify as hedge accounting was classified as cash flow from financing activities in the consolidated cash flow statement.

AB InBev financed the cash consideration of the transaction with 18.0 billion US dollar drawn down under the 75.0 billion US dollar Committed Senior Acquisition Facilities agreement dated 28 October 2015, as well excess liquidity resulting from the issuance of bonds in 2016 that were mainly invested in US Treasury Bills pending the closing of the combination.

The transaction costs incurred in connection with the transaction, which include transaction taxes, advisory, legal, audit, valuation and other fees and costs, amounted to approximately 1.0 billion US dollar. In addition AB InBev incurred approximately 0.7 billion US dollar of costs in connection with the transaction-related financing arrangements.

In accordance with IFRS, the merger of the former AB InBev into Newbelco is considered for accounting purposes as a reverse acquisition, operation by which Newbelco legally absorbed assets and liabilities of former AB InBev. As a consequence, the legal acquirer (Newbelco) should be considered as the accounting acquiree and the legal acquiree (former AB InBev) should be considered the accounting acquirer. Therefore, the consolidated financial statements represent the continuation of the financial statements of former AB InBev. The assets and liabilities of former AB InBev remained recognized at their pre-combination carrying amounts. The identified assets, liabilities and non-controllinginterests of SAB are recognized in accordance with IFRS 3 Business Combinations.

In 2017, the company completed the purchase price allocation to the individual assets acquired and liabilities assumed as part of the SAB combination, in compliance with IFRS 3.

The valuation of the property, plant and equipment, intangible assets, investment in associates, interest bearing loans and borrowings, employee benefits, other assets and liabilities and non-controlling interests was based on the AB InBev management best estimate of fair value with input from independent third parties.

IFRS 3 requires the acquirer to retrospectively adjust the provisional amounts recognized at the acquisition date to reflect new information obtained about facts and circumstances that existed as of the acquisition date. The following table summarizes the provisional and final purchase price allocation of the SAB business with adjustments being retrospectively applied as of 10 October 2016:

Million US dollar	Provisional fair values Reported 2016	Adjustments	Fair values Adjusted 2016

Non-current assets
Property, plant and equipment	9 060	(1 303)	7 757
Intangible assets	20 040	221	20 261
Investment in associates	4 386	—	4 386
Investment securities	21	—	21
Deferred tax assets	179	—	179
Derivatives	579	—	579
Trade and other receivables	59	—	59

Current assets
Inventories	977	(24)	953
Income tax receivable	189	—	189
Derivatives	60	—	60
Trade and other receivables	1 257	(39)	1 218
Cash and cash equivalents	1 410	—	1 410
Assets held for sale	24 805	19	24 824

Non-current liabilities
Interest-bearing loans and borrowings	(9 021)	—	(9 021)
Employee benefits	(195)	—	(195)
Deferred tax liabilities	(5 801)	2 983	(2 818)
Derivatives	(24)	—	(24)
Trade and other payables	(146)	12	(134)
Provisions	(688)	62	(626)

Current liabilities
Bank overdraft	(212)	—	(212)
Interest-bearing loans and borrowings	(2 849)	—	(2 849)
Income tax payable	(4 310)	77	(4 233)
Derivatives	(156)	—	(156)
Trade and other payables	(3 520)	—	(3 520)
Provisions	(847)	(330)	(1 177)

Net identified assets and liabilities	35 253	1 677	36 930

Non-controlling interests	(6 200)	—	(6 200)

Goodwill on acquisition	74 083	(1 677)	72 406

Purchase consideration	103 136	—	103 136

Given the nature of the adjustments, the impact to the consolidated income statement as of 31 December 2016 is immaterial.

The combination with SAB resulted in 72.4 billion US dollar of goodwill allocated primarily to the businesses in Colombia, Ecuador, Peru, Australia, South Africa and other African, Asia Pacific and Latin American countries. The factors that contributed to the recognition of goodwill include the acquisition of an assembled workforce and the premiums paid for cost synergies expected to be achieved in SAB. Our assessment of the future economic benefits supporting recognition of this goodwill is in part based on expected savings through the implementation of best practices such as, among others, a zero based budgeting program and initiatives that are expected to bring greater efficiency and standardization, generate cost savings and maximize purchasing power. Goodwill also arises due to the recognition of deferred tax liabilities in relation to the fair value adjustments on acquired intangible assets for which the amortization does not qualify as a tax deductible expense. None of the goodwill recognized is deductible for tax purposes.

On 11 October, 2016, AB InBev completed the disposal of SAB’s interest in MillerCoors LLC and all trademarks, contracts and other assets primarily related to the “Miller International Business” to Molson Coors Brewing Company. The disposal was completed for 12 billion US dollar in cash, subject to a downward purchase price adjustment. AB InBev set up a provision of 330m US dollar as part of the opening balance sheet related to the purchase price adjustment. The parties entered into a settlement agreement on 21 January 2018 for 330m US dollar of which 328m US dollar constitutes the purchase price adjustment amount.

OTHER ACQUISITIONS AND DISPOSALS

The table below summarizes the impact of acquisitions on the Statement of financial position and cash flows of AB InBev for 31 December 2017 and 31 December 2016:

Million US dollar	2017 Acquisitions	2016 Acquisitions	2017 Disposal	2016 Disposal

Non-current assets
Property, plant and equipment	169	286	—	(115)
Intangible assets	417	679	—	—
Investments in associates	—	62	—	—
Deferred tax assets	—	4	—	—
Employee benefits	—	3	—	—
Trade and other receivables	1	—	—	—

Current assets
Inventories	9	41	—	(17)
Trade and other receivables	20	28	—	(4)
Cash and cash equivalents	5	45	—	(75)
Assets held for sale	27	—	—	—

Non-current liabilities
Interest-bearing loans and borrowings	(1)	(109)	—	—
Employee benefits	—	(1)	—	—
Deferred tax liabilities	(74)	(11)	—	6
Trade and other payables	—	—	—	10

Current liabilities
Interest-bearing loans and borrowings	—	(3)	—	—
Trade and other payables	(24)	(72)	—	41

Net identifiable assets and liabilities	549	952	—	(156)

Non-controlling interest	(114)	(14)	—	—

Goodwill on acquisitions and goodwill disposed of	398	803	—	(187)
Loss/(gain) on disposal	—	—	(42)	(406)
Prior year payments	—	(143)	—	—
Consideration to be paid	(375)	(365)	—	—
Net cash paid on prior years acquisitions	136	34	—	(5)

Consideration paid/(received)	594	1 267	(42)	(754)

Cash (acquired)/ disposed of	(5)	(45)	—	75

Net cash outflow / (inflow)	589	1 222	(42)	(679)

In the first quarter of 2017, AB InBev and Keurig Green Mountain, Inc. established a joint venture for conducting research and development of an in-home alcohol drink system, focusing on the US and Canadian markets. The transaction included the contribution of intellectual property and manufacturing assets from Keurig Green Mountain, Inc. Pursuant to the terms of the joint venture agreement, AB InBev owns 70% of the voting and economic interest in the joint venture. Under IFRS, this transaction was accounted for as a business combination as AB InBev was deemed as the accounting acquirer as per IFRS rules.

During 2017, AB InBev collected 42m US dollar proceeds from prior years’ sale of SeaWorld to Blackstone.

During 2016, AB InBev completed the acquisition of the Canadian rights to a range of primarily spirit-based beers and ciders from Mark Anthony Group. In a separate transaction, Mark Anthony Group agreed to sell certain non-U.S. and non-Canadian trademark rights and other intellectual property to one of the company’s subsidiaries. Mark Anthony Group retains full ownership of its U.S. business, as well as the Canadian wine, spirits and beer import and distribution business.

The company undertook a series of additional acquisitions and disposals during 2016 and 2017, with no significant impact in the company’s consolidated financial statements.